TD Waterhouse Dow 30 Fund

                                   Prospectus

                                November 5, 1999


         As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the Fund's shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

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                            TD WATERHOUSE DOW 30 FUND

                                TABLE OF CONTENTS


ABOUT THE FUND ...............................................................3
Investment Objective .........................................................3
Investment Approach ..........................................................3
Risks ........................................................................3
Who May Want to Invest .......................................................4
Expenses .....................................................................4

ABOUT THE DOW JONES INDUSTRIAL AVERAGE/SM ....................................5

HOW TO BUY AND SELL SHARES ...................................................7
How to Buy Shares ............................................................8
How to Sell Shares ...........................................................9
Telephone Transactions ......................................................10
Brokerage Account Requirements ..............................................10

SHAREHOLDER INFORMATION .....................................................10
Pricing Your Shares .........................................................10
Dividends ...................................................................11
Taxes .......................................................................11
Year 2000 Information .......................................................12

FUND MANAGEMENT .............................................................12
Investment Manager ..........................................................12
Administrator ...............................................................12
Distributor .................................................................13
Shareholder Servicing .......................................................13

FINANCIAL HIGHLIGHTS ........................................................13

FOR MORE INFORMATION ................................................Back cover

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                            TD WATERHOUSE DOW 30 FUND





ABOUT THE FUND
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INVESTMENT OBJECTIVE
The Fund seeks to track the total return of the Dow Jones Industrial Average (the "DJIA"/SM) before Fund expenses. There can be no assurance that the Fund will achieve this objective.

INVESTMENT APPROACH
The Fund is an "index fund" and invests primarily in the equity securities of the 30 companies comprising the DJIA (known as the "Dow 30"/SM) in the same proportions that they are represented in the DJIA. The Fund employs a "passively" managed investment approach.

The DJIA currently consists of 30 of the most widely held and actively traded stocks in the U.S. stock market. The stocks in the DJIA represent companies that typically are dominant firms in their respective industries. The Fund will normally invest substantially all of its total assets in the stocks of the DJIA and "Equity Equivalents" (described below) that offer participation in the performance of the stocks in the DJIA. The portion of the Fund's total assets invested in the stocks in the DJIA will vary from time to time.

Equity Equivalents include stock index futures contracts and publicly-traded index securities (such as DIAMONDS/SM). Investment in stock index futures contracts allows the Fund to participate in the performance of the DJIA without the costs of buying the underlying stocks. Instead, the Fund can enter into a contract by which it either must pay or be paid a sum of money based on changes in the DJIA. DIAMONDS are shares of a publicly traded unit investment trust that owns the stocks in the DJIA in approximately the same proportions as represented in the DJIA. Equity Equivalents may be used for several purposes: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the DJIA.

The Fund attempts to achieve at least a 98% correlation between the Fund's total return and that of the DJIA before Fund expenses. A correlation of 100%, indicating perfect correlation, would be achieved if increases or decreases in the Fund's net asset value, together with any dividend and capital gain distributions, were to match exactly the total return of the DJIA during the period. The investment manager monitors correlation with the DJIA. In the unlikely event that a high correlation is not achieved, the Board of Trustees will consider appropriate action based on the reasons for the lower than expected correlation.

RISKS
You could lose money on your investment in the Fund, or the Fund could underperform other investments, if the value of the DJIA goes down. Unlike other funds that do not attempt to track an index, the Fund may not use certain techniques to reduce the risk of loss. For example, the Fund will not keep any significant portion of its assets in cash. As a result, the Fund may go down in value more than an actively managed fund

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in the event of a general market decline. In addition, because the Fund has expenses whereas the DJIA does not, the Fund's performance will tend to underperform the performance of the DJIA.

The Fund's "non-diversified" status allows it to invest more than 5% of its assets in the stock of a single company. To the extent the Fund invests a greater percentage of its assets in a single company, the Fund has greater exposure to the performance and risks of the stock of that company.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST
The Fund may be appropriate for the following investors:

o Investors looking for a convenient way to seek to track the total return of the DJIA, one of the most widely followed market indicators in the world.

o Investors seeking capital growth over the long term (at least five years).

EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

       SHAREHOLDER TRANSACTION FEES (fees paid directly from your investment)/1
       Maximum Sales Charge (Load) Imposed on Purchases                                       None

       ANNUAL OPERATING EXPENSES (expenses deducted from Fund assets)
       Management Fees/2                                                                     0.20%

       Distribution (12b-1) Fees                                                              None

       Service Fees/2                                                                        0.25%

       Other Expenses/2                                                                      0.36%
                                                                                            -------
       Total Operating Expenses/2                                                            0.81%

1 Broker-dealers that are not affiliates of the Fund's investment manager may impose service fees in connection with the sale of Fund shares.

2 The table shows the Fund's expenses for the Fund's first fiscal period (March 31, 1998 through October 31, 1998) before expense reductions by the Fund's investment manager. The investment manager has voluntarily agreed to reduce Fund expenses (by paying certain expenses and/or waiving fees) so that the Fund's total operating expenses will not exceed 0.25%. These expense reductions are voluntary and may be changed or eliminated at any time upon notifying investors. After expense reductions, the Fund's actual expenses for its first fiscal period were:



                  Management Fees               0.00%
                  Service Fees                  0.03%
                  Other Expenses                0.22%
                                                -----
                  Total Net Operating Expenses  0.25%

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EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs* would be:


     1 YEAR                3 YEARS               5 YEARS              10 YEARS
     -------              --------              --------              ---------
       $83                  $259                  $450                 $1,002



* Assuming that current expense reduction arrangements continue for one year, your costs would be:


    1 year                3 years               5 years              10 years
    -------              --------              --------              ---------
      $26                  $203                  $399                  $974




ABOUT THE DOW JONES INDUSTRIAL AVERAGE/SM
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The Dow Jones Industrial Average was introduced to the investing public by Charles Dow on May 26, 1896 and originally was composed of only 12 stocks. It is now the oldest continuing stock market index in the world. As of November 1, 1999, the 30 "blue-chip" stocks in the DJIA represented approximately 29% of the over $12 trillion market value of all U.S. stocks. Many of the companies represented in the DJIA are household names and leaders in their respective industries, and their stocks are broadly held by both individual and institutional investors. Because the DJIA is so well known and its performance is generally perceived to reflect that of the overall domestic equity market, it is often used as a benchmark for investments in equities, mutual funds, and other asset classes.

The DJIA is unique for a market index - it is price-weighted rather than market capitalization-weighted. In essence, the DJIA consists of one share of each of the 30 stocks included in the DJIA. As a result, the relative values of the stocks in the DJIA are affected only by market price changes. In contrast, the relative values of stocks comprising other indices are affected by changes in their market capitalization, which is determined by multiplying the market price of the company's stock by the number of shares outstanding (or, in other words, available in the market). This distinction stems from the fact that, when initially created, the DJIA was a simple average (hence the name), and was computed merely by adding up the prices of the stocks in the index and dividing that sum by the total number of stocks in the index. Over the years, this number (the divisor) has been adjusted to smooth out the effects of stock splits and composition changes to prevent these events from distorting the level of the index. The divisor, when divided into the sum of the prices of the stocks in the DJIA, generates the number that is reported every day in newspapers, on television and radio, and over the Internet. Because the divisor has been adjusted over time, the DJIA is not technically an average anymore.

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The DJIA is selected and maintained by the editors of The Wall Street Journal, which is published by Dow Jones & Company, Inc. ("Dow Jones"/SM), without consultation with any company whose stock is in the DJIA. Periodically, the editors review and make changes to the composition of the DJIA. In selecting a company's stock to be included in the DJIA, the editors generally use the following criteria: (1) the firm is not a utility or a transportation company (there are separate Dow Jones indices for these sectors); (2) the company has an excellent reputation in its field; (3) the company has grown successfully; and
(4) the company has a large individual and institutional investor base. The inclusion of any particular company in the DJIA does not constitute a prediction as to the company's future results of operations or stock market performance. For the sake of historical continuity, composition changes are rare, and generally have occurred only after corporate acquisitions or other dramatic shifts in a company's core business. When the editors do decide that a component stock needs to be changed, they also review the other stocks in the index to confirm their continued presence. Thus, when a review is completed, multiple changes often occur. The most recent composition changes, for example, occurred on November 1, 1999, and resulted in the withdrawal of Chevron Corp., Goodyear Tire & Rubber Co., Sears, Roebuck and Co. and Union Carbide Corp., and the addition of The Home Depot, Inc., Intel Corp., Microsoft Corp. and SBC Communications, Inc.

The DJIA currently consists of the common stock of the following 30 companies:

      AlliedSignal Inc.                                  Intel Corp.
      Aluminum Co. of America                            International Business Machines Corp.
      American Express Co.                               International Paper Co.
      AT&T Corp.                                         J.P. Morgan & Co., Inc.
      The Boeing Co.                                     Johnson & Johnson
      Caterpillar Inc.                                   McDonald's Corp.
      Citigroup Inc.                                     Merck & Co., Inc.
      The Coca-Cola Company                              Microsoft Corp.
      E.I. du Pont de Nemours and Co.                    Minnesota Mining & Manufacturing Co.
      Eastman Kodak Co.                                  Philip Morris Cos. Inc.
      Exxon Corp.                                        The Procter & Gamble Co.
      General Electric Co.                               SBC Communications, Inc.
      General Motors Corp.                               United Technologies Corp.
      Hewlett-Packard Co.                                Wal-Mart Stores, Inc.
      The Home Depot, Inc.                               The Walt Disney Co.

                         (C) 1999 Dow Jones & Co., Inc.

The following graph shows information regarding the historical performance of the DJIA. The information in this Prospectus concerning Dow Jones and the DJIA has been obtained from sources that the Fund believes to be reliable, but the Fund takes no responsibility for the accuracy of such information. The Fund's performance is likely to differ from that of the DJIA because of Fund expenses and transaction costs. Moreover, past performance is not predictive of future results.

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         HISTORY OF THE DJIA (1897 - SEPTEMBER 1998)

              [THE FOLLOWING TABLE REPRESENTS A BAR GRAPH CHART]

              YEAR
              ENDED          ANNUAL RETURN          YEAR-END DIVIDEND YIELD
              -----          -------------          -----------------------
              1896              NA
              1897              22.2%
              1898              22.5%
              1899               9.2%
              1900               7.0%
              1901              -8.7%
              1902              -0.4%
              1903             -23.6%
              1904              41.7%
              1905              38.2%
              1906              -1.9%
              1907             -37.7%
              1908              46.6%
              1909              15.0%
              1910             -17.9%
              1911               0.4%
              1912               7.6%
              1913             -10.3%
              1914             -30.7%
              1915              81.7%
              1916              -4.2%
              1917             -21.7%
              1918              10.5%
              1919              30.5%
              1920             -32.9%
              1921              12.7%
              1922              21.7%
              1923              -3.3%
              1924              26.2%
              1925              30.0%
              1926               0.3%
              1927              28.8%
              1928              48.2%
              1929             -17.2%                         5.13%
              1930             -33.8%                         6.76%
              1931             -52.7%                        10.78%
              1932             -23.1%                         7.71%
              1933              66.7%                         3.40%
              1934               4.1%                         3.52%
              1935              38.5%                         3.16%
              1936              24.8%                         3.92%
              1937             -32.8%                         7.27%
              1938              28.1%                         3.22%
              1939              -2.9%                         4.07%
              1940             -12.7%                         5.38%
              1941             -15.4%                         6.84%
              1942               7.6%                         5.36%
              1943              13.8%                         4.64%
              1944              12.1%                         4.31%
              1945              26.6%                         3.47%
              1946              -8.1%                         4.23%
              1947               2.2%                         5.08%
              1948              -2.1%                         6.49%
              1949              12.9%                         6.39%
              1950              17.6%                         6.85%
              1951              14.4%                         6.07%
              1952               8.4%                         5.29%
              1953              -3.8%                         5.74%
              1954              44.0%                         4.32%
              1955              20.8%                         4.42%
              1956               2.3%                         4.60%
              1957             -12.8%                         4.96%
              1958              34.0%                         3.43%
              1959              16.4%                         3.05%
              1960              -9.3%                         3.47%
              1961              18.7%                         3.11%
              1962             -10.8%                         3.57%
              1963              17.0%                         3.07%
              1964              14.6%                         3.57%
              1965              10.9%                         2.95%
              1966             -18.9%                         4.06%
              1967              15.2%                         3.34%
              1968               4.3%                         3.32%
              1969             -15.2%                         4.24%
              1970               4.8%                         3.76%
              1971               6.1%                         3.47%
              1972              14.6%                         3.16%
              1973             -16.6%                         4.15%
              1974             -27.6%                         6.12%
              1975              38.3%                         4.39%
              1976              17.9%                         4.12%
              1977             -17.3%                         5.52%
              1978              -3.1%                         6.03%
              1979               4.2%                         6.08%
              1980              14.9%                         5.64%
              1981              -9.2%                         6.43%
              1982              19.6%                         5.17%
              1983              20.3%                         4.48%
              1984              -3.7%                         5.00%
              1985              27.7%                         4.01%
              1986              22.6%                         3.54%
              1987               2.3%                         3.67%
              1988              11.8%                         3.67%
              1989              27.0%                         3.74%
              1990              -4.3%                         3.94%
              1991              20.3%                         3.00%
              1992               4.2%                         3.05%
              1993              13.7%                         2.65%
              1994               2.1%                         2.76%
              1995              33.5%                         2.28%
              1996              26.0%                         2.03%
              1997              22.6%                         1.72%
              1998*              0.5%                         1.90%

* annualized return (1/1/98 - 9/30/98)




HOW TO BUY AND SELL SHARES
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Investors may purchase shares of the Fund through an account  maintained with TD
Waterhouse   Investor   Services,   Inc.  ("TD  Waterhouse")  or  certain  other
broker-dealers.

If you would like to purchase shares of the Fund through TD Waterhouse and you are not already a customer, you need to open a TD Waterhouse account by completing and signing a TD Waterhouse New Account Application. To request a TD Waterhouse Dow 30 Fund application, please call 1-800-934-4448. Mail it, together with your check in the amount you wish to purchase, in the self-addressed stamped envelope provided with the TD Waterhouse New Account Application.

Existing TD Waterhouse customers must have funds in their TD Waterhouse account to buy shares of the Fund.

ACCOUNT PROTECTION. Within your TD Waterhouse brokerage account, you have access to other investments available at TD Waterhouse such as stocks, bonds, options, and other mutual funds. The securities in your TD Waterhouse brokerage account, including shares of the Fund, are protected up to $150 million for loss

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of securities (not including loss due to market fluctuations of securities or economic conditions). The first $500,000 is provided by Securities Investor Protection Corporation (known as "SIPC") of which $100,000 covers cash. The remaining $149.5 million, which covers securities only, is provided by a private insurance carrier.

INVESTMENT MINIMUMS. There is a $1,000 minimum for initial purchases and a $100 minimum for subsequent purchases of shares of the Fund. The Fund may waive the investment minimums for existing customers of TD Waterhouse and otherwise may waive these minimums in its discretion. Initial investment minimums do not apply to investments made through a periodic investment program for investors who make a monthly investment of $100 or more or a quarterly investment of $300 or more or to TD Waterhouse IRA accounts.

Shares are purchased at the next net asset value (NAV) per share calculated after an order and payment is received by the Fund. There is no sales charge to buy shares of the Fund.

The Fund reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including purchase orders that, in the reasonable belief of the Fund, have been made by market timers or short-term traders.

HOW TO BUY SHARES
CUSTOMERS OF TD WATERHOUSE
TD Waterhouse brokerage customers may purchase shares of the Fund by mail or by placing an order directly with a TD Waterhouse Account Officer by telephone at 1-800-934-4448. TD Waterhouse also allows the purchase of Fund shares by electronic means for customers with TD WATERHOUSE WEBBROKER or Personal Access for Windows Accounts.

Whether by mail, telephone or electronically, please indicate your wish to buy the TD Waterhouse Dow 30 Fund and provide the following information:

o  your TD Waterhouse account number
o  the dollar or share amount you wish to invest
o  the dividend and distribution option you have selected, either:

    (a) reinvest dividends and any capital gain distributions; or
    (b) pay both dividends and any capital gain distributions in cash; or
    (c) reinvest  dividends and pay any capital gain distributions in cash; or
    (d) reinvest any capital gain distributions and pay dividends in cash.

BY MAIL. You may buy shares of the Fund by mailing a letter of instruction with the information requested above, signed by one of the registered account holders in the exact form specified on the account with a check to TD Waterhouse Investor Services, Inc., Northeast Operations Center, 48 Water Street, New York, NY 10275. Checks should be made payable to "TD Waterhouse Investor Services, Inc." and you should write your TD Waterhouse account number on the check. Once you mail your letter, you may not modify or cancel your instructions.

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BY TELEPHONE. You may purchase shares of the Fund by calling your TD Waterhouse Account Officer at 1-800-934-4448.

ELECTRONICALLY. Please refer to product and services information regarding TD WATERHOUSE WEBBROKER, Personal Access for Windows and TradeDirect (touch-tone trading). The World Wide Web address for TD Waterhouse is http://www.tdwaterhouse.com.

THROUGH PERIODIC INVESTMENT. You may authorize monthly or quarterly amounts of $100 or more to be withdrawn automatically from your TD Waterhouse brokerage account and invested in the Fund. You may sign up for this service when you open your account at TD Waterhouse or at another time by calling your TD Waterhouse Account Officer at 1-800-934-4448.

CUSTOMERS OF SELECTED BROKER-DEALERS
Shares may be purchased and redeemed through certain authorized broker-dealers other than TD Waterhouse that have entered into a selling agreement with the Fund's distributor ("Selected Brokers"). Affiliates of TD Waterhouse, including National Investor Services Corp., may be Selected Brokers. Selected Brokers may receive payments as a processing agent from the Transfer Agent. In addition, Selected Brokers may charge their customers a fee for their services, no part of which is received by the Fund or TD Waterhouse.

Investors who purchase shares through a Selected Broker will be subject to the procedures of their Selected Broker, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those generally applicable to TD Waterhouse customers. Any such charges would reduce the return on an investment in the Fund. Investors should acquaint themselves with their Selected Broker's procedures and should read this prospectus in conjunction with any material and information provided by their Selected Broker. Investors who purchase the Fund's shares though a Selected Broker may or may not be the shareholder of record. Selected Brokers are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Certain shareholder services, such as periodic investment programs, may not be available to customers of Selected Brokers or may differ in scope from programs available to TD Waterhouse customers. Shareholders should contact their Selected Broker for further information. The Fund may confirm purchases and redemptions of a Selected Broker's customers directly to the Selected Broker, which in turn will provide its customers with confirmation and periodic statements. The Fund is not responsible for the failure of any Selected Broker to carry out its obligations to its customer.

HOW TO SELL SHARES
To sell (redeem) shares of the Fund, you may use any of the methods outlined above under "How to Buy Shares." Shareholders who have invested through a Selected Broker should redeem their shares through the Selected Broker. Shares of the Fund are redeemed at the next NAV calculated after receipt by the Fund of a redemption request in proper form.

PAYMENT. The proceeds of the redemption of your Fund shares ordinarily will be credited to your brokerage account the following business day after receipt by the Fund of a redemption request in proper form, but not

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later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days). The Fund reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV per share.

TELEPHONE TRANSACTIONS
Customers of TD  Waterhouse  automatically  have the  privilege of purchasing or redeeming Fund shares by telephone. TD Waterhouse and the Fund will employ reasonable procedures to verify the genuineness of telephone redemption requests. These procedures involve requiring certain personal identification information. If such procedures are not followed, TD Waterhouse and the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither TD Waterhouse nor the Fund will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. You should verify the accuracy of your account statements immediately after you receive them and contact your TD Waterhouse Account Officer if you question any activity in the account.

The Fund reserves the right to refuse to honor requests made by telephone if the Fund believes them not to be genuine. The Fund also may limit the amount involved or the number of such requests. During periods of drastic economic or market change, telephone redemption privileges may be difficult to implement. The Fund reserves the right to terminate or modify this privilege at any time.

BROKERAGE ACCOUNT REQUIREMENTS
Currently, only customers of TD Waterhouse and Selected Brokers are eligible to purchase shares of the Fund. Fund shares may be redeemed automatically should the brokerage account in which they are held be closed.



SHAREHOLDER INFORMATION
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PRICING YOUR SHARES
The price of a Fund share on any given day is its NAV. The Fund calculates its NAV per share each day as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). Shares are not priced on days when either the New York Stock Exchange or the Fund's custodian is closed. Securities owned by the Fund for which market quotations are readily available are valued at current market value or, in their absence, at fair value as determined by the Board of Trustees pursuant to procedures approved by the Board. The Fund's shares are sold at the next NAV per share calculated after an order and payment are accepted by the Fund in the manner described under "How to Buy and Sell Shares."

The Fund will not accept electronic (Internet or touch-tone) orders to purchase or sell its shares after 2:00 p.m. (Eastern time) or telephone orders to purchase or sell its shares after 2:20 p.m. (Eastern time). Thus, if you plan to purchase or sell shares of the Fund electronically or by telephone, you must complete your Internet or touch-tone transmission or place your telephone order by 2:00 or 2:20 p.m. (Eastern time), as the case may be, to effect a same day purchase or sale.

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RELATIONSHIP TO THE VALUE OF THE DJIA. The Fund intends to conduct its operations so that its NAV per share on any given day will approximate .001 (or 1/1000) of the closing value of the DJIA (the "Ratio"). There can be no assurance, however, that the Fund will be able to maintain the NAV per share at or near the Ratio. For example, as with most mutual funds, each capital gain distribution will cause a reduction of the NAV per share to the extent of the amount distributed. In order to maintain the Fund's NAV per share at or near the Ratio, the Fund may employ certain techniques, including declaring a share split, share dividend or reverse share split. Share splits and dividends increase the number of shares outstanding, resulting in a corresponding decrease in the NAV per share. For example, a 2-for-1 split would double the number of shares outstanding, thereby halving the NAV per share. Conversely, reverse splits reduce the number of shares outstanding. For example, a 1-for-2 reverse share split would halve the number of shares outstanding, thereby doubling the NAV per share. These examples are given to illustrate the principles relating to these techniques; the Fund's use of these techniques is expected to have a more limited impact on the Fund's NAV per share. The use of any of these techniques will not change the absolute dollar value of a shareholder's investment in the Fund (although the number of shares and the NAV per share would change) or result in any additional tax burden to shareholders. While it is the Fund's current intention to maintain the Fund's NAV per share at or near the Ratio and to utilize the techniques described in this paragraph for this purpose, the Board of Trustees may in the future determine to change this policy. In the event that the Board of Trustees changes this policy, shareholders will be notified.

DIVIDENDS
It is currently contemplated that dividends of the Fund's net investment income will be declared daily and paid monthly. No dividend will be declared on any day on which the Fund does not receive dividend or interest income from the securities in its portfolio. In addition, any dividends declared will be net of Fund expenses accrued to date. In the event that the Board of Trustees changes the daily dividend policy, shareholders will be notified. Net capital gain, if any, realized by the Fund will be distributed at least annually. Unless a shareholder elects payment in cash, all dividends and distributions of the Fund are automatically reinvested in additional full and fractional shares of the Fund at the NAV per share as of the payment date of the dividend or distribution.

TAXES
Dividends derived from the Fund's net investment income and short-term capital gains are generally taxable to a shareholder as ordinary income, even when reinvested in additional Fund shares. Due to the nature of its investments, the Fund's distributions will consist primarily of ordinary income. Distributions of net capital gain, if any, realized by the Fund are taxable to shareholders of the Fund as a long-term capital gain (at different rates depending on how long the Fund held its assets and when such assets were sold by the Fund), regardless of the length of time the shareholder may have held shares in the Fund at the time of distribution.

Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information at a reasonable fee.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

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YEAR 2000 INFORMATION
Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the investment manager or other Fund service providers do not properly address this problem prior to January 1, 2000. The investment manager and its affiliates have established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Currently, the investment manager does not anticipate that the transition to the Year 2000 will have any material impact on its ability to continue to service the Fund at current levels. In addition, the investment manager has sought assurances from the Fund's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the investment manager will continue to monitor the situation. At this time, however, no assurance can be given that the Fund or its service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 Problem or that interaction with other non-complying computer systems will not impact their services. In addition, the Fund may be subject to similar risks with respect to issuers of securities in which it invests.



FUND MANAGEMENT
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INVESTMENT MANAGER
TD Waterhouse Asset Management, Inc., 100 Wall Street, New York, NY 10005, is the Fund's investment manager. The investment manager oversees the Fund's investment program, places orders for the Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

For its services, the investment manager receives an annual fee of 0.20% of the Fund's average daily net assets. The investment manager has voluntarily agreed to reduce Fund expenses (by paying certain expenses and/or waiving fees) so that the Fund's total operating expenses will not exceed 0.25%. These expense reductions are voluntary and may be changed or eliminated at any time upon notifying investors.

In addition to the Fund, the investment manager currently serves as investment manager to TD Waterhouse Family of Funds, Inc. and National Investors Cash Management Fund, Inc. and to TD Waterhouse Bank, N.A. (of which it is an affiliate), and as of October 31, 1999 had total assets under management in excess of $12.3 billion.

ADMINISTRATOR
As administrator, TD Waterhouse, an affiliate of the investment manager, provides certain administrative and management services to the Fund. The investment manager (and not the Fund) compensates TD Waterhouse for providing these services. TD Waterhouse has entered into an agreement with Funds Distributor, Inc. ("FDI") whereby FDI performs certain administrative services for the Fund. TD Waterhouse pays FDI's fees for providing these services.

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DISTRIBUTOR
FDI acts as distributor of the Fund's shares for no compensation.

SHAREHOLDER SERVICING
The Fund's Shareholder Servicing Plan permits the Fund to pay banks, broker-dealers or other financial institutions (including TD Waterhouse and its affiliates) for shareholder support services they provide, at a rate of up to 0.25% of the average daily net assets of the Fund. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.



FINANCIAL HIGHLIGHTS
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The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total return amount in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Prior to November 5, 1999, the Fund operated as a series of another investment company. The financial highlights for the year ended October 31, 1998 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request by calling Customer Service at 1-800-934-4448.

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                                                                    Six Months
                                                               Ended April 30, 1999        Period Ended
                                                                    (Unaudited)          October 31, 1998*
                                                               --------------------     -----------------
PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                              $  8.59                  $8.78
                                                                      -------                  -----


INVESTMENT OPERATIONS
    Net investment income                                                0.07                   0.08
    Net realized and unrealized gains (losses) on investments            2.20                  (0.19)
                                                                      -------                  -----

    TOTAL FROM INVESTMENT OPERATIONS                                     2.27                  (0.11)
    Distributions from net investment income                            (0.07)                 (0.08)
                                                                      -------                  -----
    Net asset value, end of period                                     $10.79                  $8.59
                                                                      =======                  =====

RATIOS
    Ratio of net expenses to average net assets                     0.25% (A)              0.25% (A)
    Ratio of net investment income to average net assets            1.41% (A)              1.48% (A)
    Decrease reflected in above expense ratios due to
    waivers/reimbursements by the investment manager
    and its affiliates                                              0.56% (A)              0.55% (A)

SUPPLEMENTAL DATA
    Portfolio turnover rate                                           27% (A)                 8% (A)
    Total investment return                                        26.52% (B)            (1.19%) (B)
    Net assets, end of period                                    $119,582,569            $62,211,054
                                                                 ============            ===========

    Average net assets                                            $86,561,468            $28,460,853
                                                                  ===========            ===========

*   The Fund commenced operations on March 31, 1998.

(A) Annualized.

(B) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.


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"Dow Jones," "Dow Jones Industrial Average,"/SM "DJIA"/SM and "DIAMONDS"/SM are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to TD Waterhouse Asset Management, Inc. (the "Investment Manager") other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the Fund.



Dow Jones does not:

o    sponsor, endorse, sell or promote the Fund;

o    recommend that any person invest in the Fund or any other securities;

o have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund;

o have any responsibility or liability for the administration, management or marketing of the Fund;

o consider the needs of the Investment Manager or the shareholders of the Fund in determining, composing or calculating the DJIA or have any obligation to do so.



Dow Jones will not have any liability in connection with the Fund. Specifically,

o Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

     o the results to be obtained by the Investment Manager, the shareholders of the Fund or any other person in connection with the use of the DJIA and the data included in the DJIA;

     o    the accuracy or completeness of the DJIA and its data;

     o the merchantability and the fitness for a particular purpose or use of the DJIA and its data;

o Dow Jones will have no liability for any errors, omissions or interruptions in the DJIA or its data;

o Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.



The licensing agreement between the Investment Manager and Dow Jones is solely for their benefit and not for the benefit of the shareholders of the Fund or any other third parties.

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                            TD WATERHOUSE DOW 30 FUND



FOR MORE INFORMATION
--------------------------------------------------------------------------------

More information on the Fund is available upon request, including the following:

SHAREHOLDER REPORTS. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI includes more information about the Fund and its policies. The SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Fund and make shareholder inquiries by contacting:



TD Waterhouse Investor Services, Inc.
Mutual Fund Services
100 Wall Street
New York, New York 10005

Telephone:  1-800-457-6516
Hearing impaired:  TTY 1-800-933-0555
Internet site:  http://www.tdwaterhouse.com

Text-only versions of the Fund's prospectus can be viewed online or downloaded from TD Waterhouse (http://www.tdwaterhouse.com). Other documents pertaining to the Fund can be viewed online or downloaded from the SEC (http://www.sec.gov).

You also can review the Fund's reports and SAI at the SEC's public reference room in Washington, DC. For a fee, you may obtain this information by writing the SEC's Public Reference Section, Washington, DC 20549-6009. For more information about these services, call 1-800-SEC-0330.

The Fund's investment company registration number is 811-9519.


---------------
TD Waterhouse
Dow 30 Fund
Prospectus
---------------
[LOGO]

November 5, 1999

                            TD WATERHOUSE DOW 30 FUND
                    100 WALL STREET, NEW YORK, NEW YORK 10005
                TD WATERHOUSE, CUSTOMER SERVICE - 1-800-934-4448

                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 5, 1999

This Statement of Additional Information (the "SAI") is not a prospectus. It should be read in conjunction with the prospectus dated November 5, 1999 (the "Prospectus") for the TD Waterhouse Dow 30 Fund (the "Fund"), a series of TD Waterhouse Trust (the "Trust").

The Fund's financial statements and financial highlights for the fiscal period ended October 31, 1998, including the independent auditors' report thereon, are included in the Fund's Annual Report and are incorporated herein by reference. The Fund's unaudited financial statements and financial highlights for the period ended April 30, 1999 are included in the Fund's Semiannual Report and are incorporated herein by reference.

To obtain a free copy of the Prospectus or Annual Report, please write to TD Waterhouse Investor Services, Inc. ("TD Waterhouse"), Customer Service, at 100 Wall Street, New York, New York 10005, or call 1-800-934-4448.

                            TABLE OF CONTENTS
                                                                            PAGE

GENERAL INFORMATION ABOUT THE FUND.............................................3

INVESTMENT POLICIES AND RESTRICTIONS ..........................................3

PORTFOLIO TRANSACTIONS .......................................................10

TRUSTEES AND EXECUTIVE OFFICERS ..............................................12

INVESTMENT MANAGEMENT, DISTRIBUTION
AND OTHER SERVICES ...........................................................14

DIVIDENDS AND TAXES ..........................................................19

SHARE PRICE CALCULATION ......................................................21

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ...............................22

PERFORMANCE ..................................................................23

SHAREHOLDER INFORMATION ......................................................27

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"Dow Jones,"/SM "Dow Jones Industrial Average,"/SM "DJIA"/SM and "DIAMONDS"/SM are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to TD Waterhouse Asset Management, Inc. (the "Investment Manager") other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the Fund.

The Dow Jones does not:

o    sponsor, endorse, sell or promote the Fund;
o    recommend that any person invest in the Fund or any other securities;
o have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund;
o have any responsibility or liability for the administration, management or marketing of the Fund;
o consider the needs of the Investment Manager or the shareholders of the Fund in determining, composing or calculating the DJIA or have any obligation to do so.


Dow Jones will not have any liability in connection with the Fund. Specifically,

o Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:
     o the results to be obtained by the Investment Manager, the shareholders of the Fund or any other person in connection with the use of the DJIA and the data included in the DJIA;
     o    the accuracy or completeness of the DJIA and its data;
     o the merchantability and the fitness for a particular purpose or use of the DJIA and its data;
o Dow Jones will have no liability for any errors, omissions or interruptions in the DJIA or its data;
o Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.


The licensing agreement between the Investment Manager and Dow Jones is solely for their benefit and not for the benefit of the shareholders or any third parties.

                            TD WATERHOUSE DOW 30 FUND
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GENERAL INFORMATION ABOUT THE FUND

The investment objective of the Fund is to track the total return of the Dow Jones Industrial Average/SM ("DJIA"/SM) before Fund expenses. The investment manager of the Fund is TD Waterhouse Asset Management, Inc. (the "Investment Manager").

The Trust is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund is currently the only series of the Trust. Effective September 20, 1999, the Fund's name was changed from "Waterhouse Dow 30 Fund" to its present name. The Fund was originally a series of Waterhouse Investors Family of Funds, Inc., a Maryland corporation. On November 5, 1999, the Fund was reorganized as the initial series of TD Waterhouse Trust, a Delaware business trust.

INVESTMENT POLICIES AND RESTRICTIONS

The Fund's investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund. Except as otherwise indicated, however, the Fund's investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term "majority of the outstanding voting securities" of the Company, or of the Fund, means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or of the Fund or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or the Fund.

The following policies and restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and restrictions.

COMMON STOCK
The Fund will invest primarily in the common stock of the 30 companies comprising the DJIA. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders, are paid.

CASH AND CASH EQUIVALENTS
The Fund will hold from time to time a certain portion of its assets in cash or cash equivalents to retain flexibility in meeting redemptions, paying expenses, and timing of new investments. Cash equivalents may include (i) short-term obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"), (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a minimum rating of A-1 from Standard & Poor's ("S&P") or P-1 from Moody's Investors Service ("Moody's") or a comparable rating from another nationally recognized statistical rating organization ("NRSRO") or unrated securities of comparable quality, (iii) commercial paper rated at least A-1 by S&P or P-1 by Moody's or a comparable rating from another NRSRO or unrated securities of comparable quality, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly, and (v) money market mutual funds. The Fund will not invest in cash or cash equivalents as part of a temporary defensive strategy to protect against potential stock market declines.

DIAMONDS/SM AND OTHER INDEX SECURITIES
The Fund may invest in publicly-traded index securities, including DIAMONDS. DIAMONDS are shares of a publicly-traded unit investment trust that owns the stocks in the DJIA in approximately the same proportions as represented in the DJIA. DIAMONDS trade on the AMEX at approximately .01 (or 1/100) of the value of the DJIA. Because DIAMONDS replicate the DJIA, any price movement away from the value of the underlying stocks is generally quickly eliminated by professional traders. In light of the structural features of DIAMONDS, the Investment Manager believes that the movement of DIAMONDS share prices should closely track the movement of the DJIA. The DIAMONDS program bears operational expenses, which are deducted from the dividends paid to DIAMONDS investors. To the extent the Fund invests in these securities, the Fund must bear these expenses in addition to the expenses of its own operation. The Fund also may invest in Standard & Poor's Depositary Receipts, index securities similar to DIAMONDS that are based on the Standard & Poor's 500 Index and also are traded on the AMEX. Investment in these securities is subject to restrictions regarding investment company securities.

INVESTMENT COMPANY SECURITIES
The Fund may invest in securities issued by other investment companies (or series thereof) to the extent that such investments are consistent with the Fund's investment objectives and policies and are permissible under the Investment Company Act. Under one of the Investment Company Act's limitations, the Fund may invest in shares of investment companies to the extent the Fund and its affiliated persons do not own more than 3% of the outstanding securities of any one issuer of these securities, provided that the issuer is not obligated to redeem securities representing more than 1% of the issuer's total outstanding securities during any period of less than 30 days. A separate limitation of the Investment Company Act may limit the Fund from (i) investing more than 10% of its assets in shares of investment companies; (ii) investing more than 5% of its assets in any one investment company; or (iii) acquiring more than 3% of the voting stock of an acquired investment company. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment company securities include shares of registered unit investment trusts, including DIAMONDS and Standard & Poor's Depositary Receipts.

FUTURES CONTRACTS
The Fund may invest in stock index futures contracts. A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or the currency as called for in the contract at a specified future date and at a specified price. For futures contracts with respect to an index, delivery is of an amount of cash equal to a specified dollar amount times the difference between the index value at the time of the contract and the close of trading of the contract. Use of futures contracts is subject to regulation by the several futures exchanges upon which futures are traded and the Commodity Futures Trading Commission (the "CFTC").

The Fund may purchase index futures contracts for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than securities in the index.

As required by applicable regulatory guidelines, the Fund will set aside cash or other appropriate liquid assets in a segregated account in the prescribed manner. Any assets held in a segregated account cannot be sold or closed out while the futures contract is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES TRADING. No price is paid upon entering into futures contracts; rather, the Fund is required to deposit an amount of cash or U.S. Government securities generally equal to 5% or less of the contract value. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, would be made on a daily basis as the value of the futures position varies. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

Holders of futures contracts can enter into offsetting closing transactions by selling a futures contract with the same terms as the position held. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts.

Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In such event, it may not be possible for the Fund to close a position, and in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin. In addition:

     (1) Successful use of futures contracts will require different skills and techniques than investing in individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock index futures contracts may not reflect the trading of the securities that are used to formulate an index or even actual fluctuations in the index itself.

     (2) The price of index futures contracts may not correlate perfectly with movement in the index due to price distortions in the futures market or otherwise. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur.

     (3) There is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

     (4) The Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

CFTC REQUIREMENTS. The Fund will invest in futures contracts that are subject to the jurisdiction of the CFTC subject to the requirements of Section 4.5 of the rules of the CFTC. Under that section the Fund is permitted to purchase such futures or options contracts only for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however, that in addition, with respect to positions in commodity futures contracts not for bona fide hedging purposes, the Fund will limit the aggregate initial margin and premiums required to establish these positions (subject to certain exclusions) to no more than 5% of the liquidation value of the Fund's assets after taking into account unrealized profits and losses on any such contract into which the Fund has entered.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the Fund's purchase price), thereby determining the yield during the Fund's holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights to the proceeds of the repurchase agreement or collateral thereunder, and could experience losses, including a decline in the value of the underlying security and loss of income.

REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.

ILLIQUID SECURITIES
The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Investment Manager, pursuant to guidelines approved by the Board. The Investment Manager takes into account a number of factors in reaching liquidity determinations, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Investment Manager monitors the liquidity of the securities in the Fund's portfolio and reports periodically on such decisions to the Board.

SECURITIES LENDING
The Fund may lend portfolio securities in amounts up to 33 1/3% of its total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Fund and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, the Fund will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

BORROWING
The Fund may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, the Fund will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1/3% of the value of the Fund's total assets less liabilities (other than borrowings). As a non-fundamental policy, the Fund will borrow money only as a temporary measure for defensive or emergency purposes, in order to meet redemption requests without immediately selling any portfolio securities.

DIVERSIFICATION AND CONCENTRATION
The Fund is classified as "non-diversified" for purposes of the Investment Company Act, which means that the Fund is not limited by the Investment Company Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent the Fund makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because the Fund invests in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

The Fund will not concentrate its assets in the securities of issuers in any industry. As a fundamental policy, except as set forth below, the Fund may not purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities and shares of other investment companies, including unit investment trusts and mutual funds. The Fund's investments in issuers representing particular industries will reflect the composition of the DJIA which, by design, reflects a range of industries; however, in the event that the DJIA includes concentration in a particular industry, the Fund's holdings will reflect a comparable level of concentration. Historically, emphasis by the DJIA in particular industries has been minimized through periodic recomposition.

INVESTMENT   RESTRICTIONS.   THE  FOLLOWING  ARE  THE   FUNDAMENTAL   INVESTMENT
RESTRICTIONS OF THE FUND. THE FUND MAY NOT (UNLESS NOTED OTHERWISE):

(1) issue senior  securities,  except as permitted under the Investment  Company
Act;

(2) make short sales of securities, except as may be described in the Prospectus and SAI from time to time, or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

(3) borrow money, except as permitted under the Investment Company Act;

(4) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements with respect to these securities, and shares of investment companies and series thereof) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided, however, that this restriction does not apply to the extent that more than 25% of the DJIA is represented by securities of companies whose principal business activities are in any one industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) buy or sell physical commodities or physical commodity (futures) contracts, which do not include financial futures and options thereon as described in the Prospectus and SAI from time to time; or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED BY VOTE OF THE BOARD OF TRUSTEES WITHOUT SHAREHOLDER APPROVAL. THE FUND MAY NOT:

(i) purchase or hold any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which are determined to be liquid pursuant to procedures adopted by the Trust's Board of Trustees; or

(ii) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act; however, the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

LICENSE AGREEMENT
The Investment Manager is a party to the License Agreement with Dow Jones that grants to the Investment Manager and to the Fund a non-exclusive license to use the DJIA, the proprietary data contained therein, and related trademarks and service marks solely in connection with the operations of the Fund. As the licensee, the Investment Manager pays Dow Jones a licensing fee. Accordingly, the DJIA and Dow Jones related marks are not assets of the Fund and can be withdrawn from the Fund. Currently, the License Agreement is scheduled to expire five years from the commencement date of initial issuance of the Fund and is subject to a renewal term of three years (the "Renewal Term") after which the license is automatically extended for successive additional terms of one year each (each, an "Additional Term") unless either Dow Jones or the Investment Manager gives written notice to the other that the Agreement will not be extended at least 90 days before the expiration of the Renewal Term or such Additional Term. As a condition to the Renewal Term, the assets of the Fund must be at least $250 million. The parties thereto may extend the term of the License Agreement beyond its final expiration date without the consent of any of the shareholders of the Fund.

PORTFOLIO TRANSACTIONS

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Fund's portfolio transactions, the Investment Manager seeks "best execution" (i.e., prompt and efficient execution at the most favorable prices).

Consistent with the policy of "best execution," orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms' professional services which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research information to the Fund and the Investment Manager. In addition, the Fund may pay higher than the lowest available commission rates when the Investment Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, viewed in terms of either the particular transaction or the Investment Manager's overall responsibilities with respect to accounts as to which it exercises investment discretion. Any research benefits derived are available for all clients. Because statistical and other research information is only supplementary to the Investment Manager's research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Investment Manager intends to employ broker-dealer affiliates of the Investment Manager (collectively "Affiliated Brokers") to effect portfolio transactions for the Fund, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. The Board of Trustees, including a majority of the trustees who are not "interested persons" of the Trust within the meaning of such term as defined in the Investment Company Act ("Disinterested Trustees"), has adopted procedures to ensure that commissions paid to affiliates of the Investment Manager by the Fund satisfy the standards of Section 17(e) and Rule 17e-1. Certain transactions may be effected for the Fund by a broker-dealer affiliate of the Investment Manager at no net cost to the Fund; however, the broker-dealer may be compensated by another broker-dealer in connection with such transaction for the order flow to the second broker-dealer. Receipt of such compensation will be subject to the Fund's procedures pursuant to Section 17(e) and Rule 17e-1.

The investment decisions for the Fund will be reached independently from those for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases this procedure may affect the size or price of the position obtainable for the Fund.

Purchases and sales of equity securities on exchanges are generally effected through brokers who charge commissions. In transactions on stock exchanges in the United States, these commissions generally are negotiated. In all cases, the Fund will attempt to negotiate best execution.

Purchases and sales of fixed income portfolio securities are generally effected as principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

For the fiscal period ended October 31, 1998, the Fund paid no brokerage commissions.

TRUSTEES AND EXECUTIVE OFFICERS

Responsibility for overall management of the Fund rests with the Board of Trustees of the Trust in accordance with Delaware law.

The trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Investment Manager and Funds Distributor, Inc. ("FDI"), the Fund's distributor, are listed below.

RICHARD W. DALRYMPLE, Trustee. Mr. Dalrymple has served as a Trustee of the Trust since its inception. Mr. Dalrymple has served as a Director of each of TD Waterhouse Investors Family of Funds, Inc. ("WIFF") and National Investors Cash Management Fund, Inc. ("NICM") since December 12, 1995 and February 26, 1998, respectively. Mr. Dalrymple has been the President of Teamwork Management, Inc. since January 1997. Mr. Dalrymple has served as a Director of Dime Bancorp, Inc. since 1990. Mr. Dalrymple has been a Trustee of The Shannon McCormack Foundation since 1988, the Kevin Scott Dalrymple Foundation since 1993 and a Director of National Center for Disability Services since 1983. From 1990 through 1995, Mr. Dalrymple served as President and Chief Operating Officer of Anchor Bank. From 1985 through 1990, Mr. Dalrymple worked for the Bank of Boston. During this time, Mr. Dalrymple served as the President of Massachusetts Banking and the Southern New England Region, and as Department Executive of Banking Services. He is 56 years old. Mr. Dalrymple's address is 45 Rockefeller Plaza, New York, NY 10111.

CAROLYN B. LEWIS, Trustee. Ms. Lewis has served as a Trustee of the Trust since its inception. Ms. Lewis has served as a Director of each of WIFF and NICM since February 26, 1998. Since March 1997, Ms. Lewis has served as President of The CBL Group providing professional services to clients in the securities and healthcare industries. Ms. Lewis spent over 30 years at the United States Securities and Exchange Commission (SEC) in various positions including Senior Financial Analyst, Branch Chief and Assistant Director. In September 1997, Ms. Lewis was appointed a member of the Board of Governors of the Philadelphia Stock Exchange. Presently, Ms. Lewis is a member of the Board of Directors of the Metropolitan Washington Airports Authority and a director on various healthcare and hospital Boards, including Chairman Elect of the Board of Trustees of the American Hospital Association. She is 62 years old. Ms. Lewis' address is 2920 W Street Southeast, Washington, DC 20020.

GEORGE F. STAUDTER*, Trustee. Mr. Staudter has served as Chairman of the Board of Trustees of the Trust since its inception. Mr. Staudter has served as Chairman of the Board of Directors of WIFF since December 12, 1995. Mr. Staudter is a Director of Koger Equity, Inc. Mr. Staudter served as a Director of Waterhouse Investor Services, Inc. from 1987 to 1996. Since 1989, Mr. Staudter has served as a Managerial and Financial Consultant, rendering investment management, tax and estate planning services to individual clients, and strategic planning advice to corporate clients. From 1993 through 1994, Mr. Staudter was the Chief Executive Officer and served on the Board of Directors for Family Steak Houses of Florida, Inc. From 1986 through 1988, Mr. Staudter was a principal and a principal shareholder of Douglas Capital Management, Inc. In this capacity, Mr. Staudter served as a member of the Investment

Committee and provided investment counseling and tax and financial planning services. He is 67 years old. Mr. Staudter's address is 9637 Preston Trail West, Ponte Vedra, FL 32082.

LAWRENCE J. TOAL, Trustee. Mr. Toal has served as a Trustee of the Trust since its inception. Mr. Toal has served as a Director of WIFF since December 12, 1995. Mr. Toal is Chairman, President and Chief Executive Officer of Dime Bancorp, Inc. and its subsidiary, The Dime Savings Bank of New York, FSB (the "Dime"). He joined the Dime in 1991 as President and Chief Operating Officer. Prior to joining the Dime, Mr. Toal had been President of PSFS, a $10 billion Philadelphia thrift from 1988 to 1991. Mr. Toal spent 26 years at The Chase Manhattan Bank, N.A., in various senior management positions in consumer, corporate and international banking areas in the United States, Europe and Asia. He is 62 years old. Mr. Toal's address is 589 Fifth Avenue, 3rd Floor, New York, NY 10017.

GEORGE A. RIO**, President, Treasurer and Chief Financial Officer. Mr. Rio is Executive Vice President and Director of Client Services of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. From September 1983 to May 1994, Mr. Rio was Senior Vice President and Manager of Client Services and Director of Internal Audit at The Boston Company. He is 43 years old.

CHRISTOPHER J. KELLEY**, Vice President and Secretary. Mr. Kelley is Vice President and Senior Associate General Counsel of FDI, and an officer of certain investment companies distributed by FDI or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. He is 34 years old.

             * THIS TRUSTEE IS AN "INTERESTED PERSON" OF THE TRUST.
            ** ADDRESS: 60 STATE STREET, SUITE 1300, BOSTON, MA 02109

On November 5, 1999, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

Officers and trustees who are interested persons of the Investment Manager or FDI receive no compensation from the Fund. Each trustee who is not an interested person serving on the board of a company in the "Fund Complex" (which also includes WIFF and NICM, other investment companies advised by the Investment Manager) receives a (i) complex-wide annual retainer of $12,000, (ii) a supplemental annual retainer of $5,000 if serving on the board of more than one fund in the Fund Complex (the Trust and WIFF are treated as one fund for purposes of calculating this fee), and (iii) a meeting fee of $2,000 for each meeting attended. Trustees who are interested persons of the Trust may be compensated by the Investment Manager or its affiliates for their services to the Trust.

The Trust pays its trustees an annual retainer and a per meeting fee and reimburses them for their expenses. The amounts of compensation that the Trust (and Fund Complex) paid to each trustee (or director, as the case may be) for the fiscal year ended

October 31, 1998, is contained in the table below. Amounts for the Fund are based on amounts paid by WIFF for the period which were attributable to the Fund as a series of WIFF.


                                                          Pension or
                                        Aggregate          Retirement        Estimated
                                       Compensation      Benefits Accrued      Annual          Total Compensation
                Name of Board              from         as Part of Fund's   Benefits Upon     from Fund Complex (1)
                    Member              Trust (3)          Expenses          Retirement    Paid to Board Members (3)
                    ------              ---------          --------          ----------    -------------------------

           Richard W. Dalrymple             $0                 $0                 $0                 $19,125

           Carolyn B. Lewis                 $0                 $0                 $0                 $11,125

           George F. Staudter (2)           $0                 $0                 $0                    $0

           Lawrence J. Toal                 $0                 $0                 $0                 $20,000


---------------------------------

(1) "Fund Complex" includes the Trust, WIFF and NICM, investment companies also advised by the Investment Manager.
(2)  Interested trustee of the Trust.
(3) Amounts do not include reimbursed expenses for attending Board meetings or compensation from the Investment Manager or its affiliates.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

INVESTMENT MANAGEMENT
TD Waterhouse Asset Management, Inc., a Delaware corporation, is the Investment Manager of the Fund. Pursuant to the Investment Management Agreement with the Trust, the Investment Manager manages the Fund's investments in accordance with its stated policies and restrictions, subject to oversight by the Fund's Board of Trustees. Effective September 20, 1999, the Investment Manager's name was changed from "Waterhouse Asset Management, Inc." to its present name.

The Investment Manager is an indirect majority-owned subsidiary of The Toronto-Dominion Bank ("TD Bank"). TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. The Investment Manager also currently serves as investment manager to other mutual funds and to TD
Waterhouse Bank, N.A. and as of October 31, 1999 had total assets under management in excess of $12.3 billion. Personnel of the Investment Manager may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the Trust, establishes procedures for personal investing and restricts certain transactions.

The Investment Management Agreement will continue in effect for an initial two-year term, and thereafter from year to year so long as continuation is specifically approved at least annually by a vote of the Board of Trustees or by vote of the shareholders of the Fund, and in either case by a majority of Disinterested Trustees who have no direct or indirect financial interest in the Agreement. The agreement may be terminated as to the Fund at any time upon 60 days prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Fund under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

For the investment management services furnished to the Fund, the Fund pays the Investment Manager an annual investment management fee, accrued daily and payable monthly, of 0.20% of the Fund's average daily net assets.

The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of the Fund's operating expenses. Expense reimbursements by the Investment Manager or its affiliates will increase the Fund's total return. The Investment Manager has voluntarily agreed to reduce Fund expenses (by paying certain expenses and/or waiving fees) so that the Fund's total operating expenses will not exceed 0.25%. These expense reductions are voluntary and may be changed or eliminated at any time upon notifying investors.

For the fiscal period ended October 31, 1998, the Investment Manager waived its entire investment management fee of $33,188, and reimbursed the Fund $14,245 for other operating expenses.

ADMINISTRATION
Pursuant  to an  Administration  Agreement  with the  Trust  and the  Investment
Manager, TD Waterhouse, as Administrator, provides administrative services to the Fund. Administrative services furnished by TD Waterhouse include, among others, maintaining and preserving the records of the Fund, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Fund, preparing reports, overseeing the preparation and filing with the Securities and Exchange Commission (the "SEC") and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. The Investment Manager (and not the Fund) compensates TD Waterhouse for providing services under the Administration Agreement at the annual rate of 0.10% of the Fund's average daily net assets.

TD Waterhouse has entered into a Subadministration Agreement with FDI pursuant to which FDI performs certain of the foregoing administrative services for the Fund. TD Waterhouse pays FDI's fees for providing the services under the
Agreement.   In
addition, TD Waterhouse may enter into subadministration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect for an initial two-year term, and thereafter from year to year so long as such continuation is specifically approved at least annually by a vote of the Board of Trustees, including a majority of Disinterested Trustees who have no direct or indirect financial interest in the Agreement. The Fund or TDWaterhouse may terminate the Administration Agreement on 60 days' prior written notice without penalty. Termination by the Fund may be by vote of the Board of Trustees, or a majority of the Disinterested Trustees who have no direct or indirect financial interest in the Agreement, or by a majority of the outstanding voting securities of the Fund. The Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

The Administration Agreement provides that TD Waterhouse will not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on TD Waterhouse's part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement.

The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. While the matter is not free from doubt, TD Waterhouse and the Investment Manager believe that such laws should not preclude them from acting as administrator and investment manager, respectively, to the Fund. Accordingly, TD Waterhouse under the Administration Agreement and the Investment Manager under the Investment Management Agreement will perform only administrative and investment management servicing functions, respectively. However, judicial and administrative decisions or interpretations of such laws as well as changes in either state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates could prevent TD Waterhouse or the Investment Manager from continuing to perform all or a part of their administration or investment management activities, respectively. If TD Waterhouse or the Investment Manager were prohibited from so acting, alternative means of continuing such services would be sought by the Board of Trustees.

DISTRIBUTION
The distributor of the Trust is FDI, 60 State Street, Suite 1300, Boston, Massachusetts 02109. Pursuant to a Distribution Agreement between the Trust and FDI, FDI has the exclusive right to distribute shares of the Fund. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Fund shares. FDI has entered into such an agency agreement with TD Waterhouse. FDI receives no fee from the Trust under the Distribution Agreement for acting as distributor to the Trust. FDI also acts as a subadministrator for the Trust. From time to time and out of its own resources, the Investment Manager or its affiliates may pay fees to broker-dealers or other persons for distribution or other services related to the Fund.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Trustees, including a majority of Disinterested Trustees who have no direct or indirect financial interest in the Agreement. The Agreement was approved by the Board of Trustees, including a majority of Disinterested Trustees who have no direct or indirect financial interest in the Agreement. The Fund may terminate the Distribution Agreement on 60 days' prior written notice without penalty. Termination by the Fund may be by vote of a majority of the Board of Trustees, or a majority of the Disinterested Trustees, or by a majority of the outstanding voting securities of the Fund. The Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

SHAREHOLDER SERVICING
The Board of Trustees has approved a Shareholder Servicing Plan ("Servicing Plan") pursuant to which the Fund may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement with the Trust ("Servicing Agents") in connection with shareholder support services that they provide. Payments under the Servicing Plan will be calculated daily and paid monthly at an annual rate that may not exceed 0.25% of the average daily net assets of the Fund. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.

The Servicing Plan was approved by the Board of Trustees, including a majority of the Disinterested Trustees who have no direct or indirect financial interest in the Plan or the Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually. The Servicing Plan may be terminated by the Trust with respect to the Fund by a vote of a majority of the Disinterested Trustees who have no direct or indirect financial interest in the Plan or any agreements relating thereto.

Pursuant to a Shareholder Services Agreement between the Trust and TD Waterhouse, TD Waterhouse has agreed to provide shareholder services to the Fund pursuant to the Shareholder Servicing Plan. The Trust may enter into similar agreements with other service organizations, including broker-dealers and banks whose clients are shareholders of the Fund, to act as Servicing Agents and to perform shareholder support services with respect to such clients. For the fiscal year ended October 31, 1998, TD Waterhouse was paid $4,585 in shareholder servicing fees.

The Shareholder Services Agreement with TD Waterhouse will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Trustees, including a majority of the Disinterested Trustees who have no direct or indirect financial interest in the Agreement. The Agreement was approved by the Board of Trustees, including a majority of the Disinterested Trustees who have no direct or indirect financial interest in the Agreement. The Fund may terminate the Shareholder Services Agreement on 60 days' prior written notice without penalty. Termination by the Fund may be by vote of the Board of Trustees, or a majority of the Disinterested

Trustees who have no direct or indirect financial interest in the Agreement. The Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Trust in connection with the investment of fiduciary assets in Fund shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Fund shares.

TRANSFER AGENT AND CUSTODIAN
National Investor Services Corp. (the "Transfer Agent"), 55 Water Street, New York, an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent for the Fund. For the services provided under the Transfer
Agency and Dividend Disbursing Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent receives an annual fee, payable monthly, of 0.05% of the Fund's average daily net assets. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Fund's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent, FDI or broker-dealers authorized to sell shares of the Fund pursuant to a selling agreement with FDI. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Fund to the Transfer Agent. For the fiscal year ended October 31, 1998, the Transfer Agent waived its entire fee of $8,297.

Pursuant to a Custodian Agreement, The Bank of New York (the "Custodian"), 90 Washington Street, New York, NY 10286, acts as the custodian of the Fund's assets. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Fund, and pays expenses of the Fund.

OTHER EXPENSES
The Fund pays the expenses of its operations, including the costs of shareholder and board meetings; the fees and expenses of blue sky and pricing services, independent auditors, counsel, the Custodian and the Transfer Agent; reports and notices to shareholders; the costs of calculating net asset value; brokerage commissions or transaction costs; taxes; interest; insurance premiums; Investment Company Institute dues; and the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws. In addition, the Fund pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Disinterested Trustees. The Fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Trust be a party, and any obligation it may have to indemnify the Trust's officers and trustees with respect to any litigation. The Trust's expenses generally are allocated among its investment portfolios (such as the Fund) on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular investment portfolio are charged to that portfolio.

DIVIDENDS AND TAXES

DIVIDENDS
It is currently contemplated that dividends of the Fund's net investment income will be declared daily and paid monthly. No dividends will be declared on any day on which the Fund does not receive dividends or interest income from the securities in its portfolio. In addition, any dividends declared will be net of Fund expenses accrued to date. In the event the Board of Trustees changes the daily dividend policy, shareholders will be notified.

CAPITAL GAIN DISTRIBUTIONS
If the Fund realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board of Trustees. Short-term capital gain distributions by the Fund are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward.

TAX STATUS OF THE TRUST
The Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gain, if any, to shareholders. Accordingly, it is not anticipated that the Fund will be liable for Federal income or excise taxes to which it would otherwise be subject. Qualification as a regulated investment company does not, of course, involve governmental supervision of management or investment practices or policies.

The Fund will be treated as a separate entity from any other investment portfolio of the Trust for tax purposes.

OTHER TAX INFORMATION
The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

Long-term capital gains realized by non-corporate taxpayers are subject to a reduced maximum tax rate.

It is expected that a portion of the Fund's dividends from net investment income will be eligible for the dividends received deduction for corporations. The amount of such dividends eligible for the dividends received deduction is in
general,   limited  to  the
amount of qualifying dividends from domestic corporations received during the Fund's fiscal year. You should consult with your tax adviser in this regard.

Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of the shares by the amount of the dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to the shareholder as described above.

Dividends declared in October, November or December to shareholders of record and paid during the following January are treated as paid on December 31 for federal income and excise tax purposes. The Fund may adjust its schedule for dividend reinvestment for the month of December to assist in complying with reporting and minimum distribution requirements contained in the Internal Revenue Code.

Redemptions of Fund shares are taxable events, and, accordingly, shareholders may recognize gains or losses on such transactions. Except for dealers, any such gains or losses will be capital gains or losses, and will be long-term capital gains or losses if such shares were held for more than 12 months. In the case of an individual, any such capital gain will be taxable at the maximum rate of 20%. In the case of a corporation, long-term capital gain is taxable at the same rates as ordinary income. A loss realized on a redemption of Fund shares will be disallowed if other Fund shares are acquired (whether through dividend reinvestment or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are redeemed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds shares for six months or less and during that period receives a distribution taxable to the shareholder as a capital gain, any loss realized on the sale of the shares during that six-month period would be a long-term capital loss to the extent of the distribution.

The Fund generally is required by law to withhold 31% ("back-up withholding") of certain dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and may be claimed as a credit on such shareholder's federal income tax return. You should consult your own tax adviser regarding the withholding requirement. Dividends paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of the Fund or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Trust distributions and on redemptions or other dispositions of shares of the Fund, and shares may be subject to state and local personal property taxes.

Investors should consult their tax advisers regarding specific questions as to federal, state and local taxes or to determine whether the Fund is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Fund shares.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS
The Trust's independent auditors, Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. The Fund's October 31, 1998 financial statements and the report thereon of Ernst & Young LLP from the Fund's October 31, 1998 annual report, as well as the Fund's April 30, 1999 unaudited financial statements (as filed with the SEC on December 10, 1998 and June 21, 1999, respectively, pursuant to Section 30(b) of the Investment Company Act and Rule 30b2-1 thereunder (Accession Numbers 0000889812-98-002900 and 0000889812-99-001896, respectively)) are incorporated herein by reference.

SHARE PRICE CALCULATION

The price of the Fund's shares on any given day is its net asset value ("NAV") per share. NAV is calculated for the Fund on each day that the New York Stock Exchange (the "NYSE") and the Custodian are open. Currently, the NYSE is closed on weekends and New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to these holidays, the Custodian generally is closed on Veteran's Day and Columbus Day.

Securities owned by the Fund for which market quotations are readily available are valued at current market value. The Fund values its securities as follows. A security listed or traded on an exchange (for these purposes, including the National Association of Securities Dealers' Automated Quotation System (NASDAQ)) is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any such sales on the day of valuation, the security is valued at the mean of the last bid and asked prices. All other securities for which over-the-counter market quotations are readily available generally are valued at the mean of the current bid and asked prices. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board. Debt securities may be valued on the basis of valuations furnished by pricing services that utilize electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Debt obligations with remaining maturities of 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

The Fund intends to conduct its operations so that its NAV per share on any given day will approximate .001 (or 1/1000) of the closing value of the DJIA (the "Ratio"). There can be no assurance, however, that the Fund will be able to maintain the NAV per share at or near the Ratio. For example, as with most mutual funds, each capital gain distribution will cause a reduction of the NAV per share to the extent of the amount distributed. In order to maintain the Fund's NAV per share at or near the Ratio, the Fund may employ certain techniques, including declaring a share split, share dividend or reverse share split. Share splits and dividends increase the number of shares outstanding, resulting in a corresponding decrease in the NAV per share. For example, a 2-for-1 split would double the number of shares outstanding, thereby halving the NAV per share. Conversely, reverse splits reduce the number of shares outstanding. For example, a 1-for-2 reverse share split would halve the number of shares outstanding, thereby doubling the NAV per share. These examples are given to illustrate the principles relating to these techniques; the Fund's use of these techniques is expected to have a more moderate impact on the Fund's NAV per share. The use of any of these techniques will not change the absolute dollar value of a shareholder's investment in the Fund (although the number of shares and the NAV per share would change) or result in any additional tax burden to shareholders. While it is the Fund's current intention to maintain the Fund's NAV per share at or near the Ratio and to utilize the techniques described in this paragraph for this purpose, the Board of Trustees may in the future determine to change this policy. In the event that the Board of Trustees changes this policy, shareholders will be notified.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are sold on a continuous basis by the distributor.

The minimum initial investment in shares of the Fund is $1,000. The minimum subsequent investment is $100. Minimum requirements may be imposed or changed at any time and the Fund may waive minimum investment requirements in its discretion. Initial investment minimums do not apply to investments made through a periodic investment program for investors who make a monthly investment of $100 or more or a quarterly investment of $300 or more or to TD Waterhouse IRA accounts.

The NAV per share of the Fund is normally calculated as of the close of the regular session of trading on the NYSE (normally 4:00 p.m. Eastern time) each day that the NYSE and the bank which serves as the Custodian are open. To the extent that portfolio securities are traded in other markets on days when the NYSE or the Custodian are closed, the Fund's net asset value may be affected on days when investors do not have access to the Fund to purchase or redeem shares. In addition, trading in some of the Fund's portfolio securities may not occur on days when the Trust is open for business.

The Fund will not accept electronic (internet) orders to purchase or sell its shares between 2:00 and 4:00 p.m. (Eastern time) or telephonic orders to purchase or sell its shares between 2:20 and 4:00 p.m. (Eastern time). Thus, if you plan to purchase or sell shares of the Fund through the internet or by telephone, you must complete your internet transmission or contact your TD Waterhouse Account Officer by 2:00 or 2:20 p.m. (Eastern time), as the case may be, in order to effect a same day purchase or sale.

If the Board of Trustees determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV per share. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of the Fund's portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio.

The Trust may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

PERFORMANCE

The historical performance calculation for the Fund may be shown in the form of "total return" or "yield." These various measures of performance are described below.

Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. All performance information supplied by the Fund is historical and is not intended to indicate future returns. The Fund's total return and yield fluctuate in response to market conditions and other factors. The value of the Fund's shares when redeemed may be more or less than their original cost.

In performance advertising, the Fund may compare its performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or other companies that track the investment performance of investment companies ("Fund Tracking Companies"). The Fund may also compare any of its performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Index, Russell 2000 Index, Morgan Stanley - Europe, Australian and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, Salomon Brothers Bond Index, Shearson Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Fund may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

TOTAL RETURN CALCULATIONS
Standardized total returns quoted in advertising and sales literature reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

           P(1+T)n = ERV

           Where:
                  P = a  hypothetical  initial  payment  of  $1,000
                  T =  average annual total return
                  n = number of years
                  ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

Since March 30, 1998 (the Fund's inception) through October 31, 1998, the Fund's total return (unannualized) was - 1.19%.

In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:

           PT = (ERV/P-1)

           Where:
                  PT = period total return.
                  The other definitions are the same as in average annual total return above.

SEC YIELD CALCULATIONS
Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. The yields of the Fund are not fixed or guaranteed, and an investment in the Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare the Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

Standardized yields for the Fund used in advertising are computed by dividing the Fund's dividend and interest income (in accordance with specific standardized rules) for a given 30 days or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's NAV per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. Capital gain and loss generally are excluded from these calculations.

Income calculated for the purpose of determining the Fund's standardized yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

OTHER ADVERTISEMENT MATTERS
The Fund may advertise other forms of performance. For example, the Fund may quote unaveraged or cumulative total returns reflecting the change in the value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period.

The Fund may also include various information in its advertisements. Information included in the Fund's advertisements may include, but is not limited to (i) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer, industry or by maturity, (ii) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents, (iii) information regarding the effects of automatic investment and systematic withdrawal plans, including the principle of dollar cost averaging, (iv) descriptions of the Fund's portfolio manager(s) and the portfolio management staff of the Investment Manager or summaries of the views of the portfolio managers with respect to the financial markets, (v) the results of a hypothetical investment in the Fund or the DJIA over a given number of years, including the amount that the investment would be at the end of the period, (vi) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan and (vii) the net asset value, net assets or number of shareholders of the Fund as of one or more dates.

In connection with its advertisements, the Fund may provide information about its Investment Manager, TD Waterhouse or any of the Fund's other service providers, including information relating to policies, business practices or services. For instance, the Fund may provide information about TD Waterhouse in its advertisements, including the difference between commissions paid on stock trades executed by TD Waterhouse compared to full-price and discount brokers (as illustrated below) and a description of services available through TD Waterhouse. This example is for illustrative purposes only; investors should contact the Customer Service Department at TD Waterhouse at 1-800-934-4448 for information about services and commissions.

Compare               1,000 shares @ $10          2,000 shares @ $14         3,000 shares @ $12
Our Price

MERRILL LYNCH
  On-Line             (Wrap Accounts Only*)       (Wrap Accounts Only*)      (Wrap Accounts Only*)
  Touch-Tone          No Touch-Tone Trading       No Touch-Tone Trading      No Touch-Tone Trading
  Live Broker                  $264.60                     $513.00                    $622.65

SCHWAB
  On-Line                       $29.95                     $59.95                      $89.95
  Touch-Tone                    $99.00                     $145.44                    $161.28
  Live Broker                  $110.00                     $161.60                    $179.20

FIDELITY
  On-Line                       $25.00                     $45.00                      $65.00
  Touch-Tone                   $107.25                     $136.00                    $130.00
  Live Broker                  $165.00                     $210.00                    $200.00

TD WATERHOUSE
WEBBROKER
  ON-LINE                       $12.00                     $12.00                      $12.00
  TOUCH-TONE                    $35.00                     $35.00                      $35.00
  ACCOUNT OFFICER               $45.00                     $45.00                      $45.00

---------
Survey date 8/20/99. Commission rates surveyed are for stocks and may vary for other products. Services vary by firm. Minimum commissions: on-line - $12.00, touch-tone - $35.00, Account Officer - $45.00. As a customer of TD Waterhouse webBroker, you must place the majority of your trades via a personal computer to receive the flat-fee commission schedule. Trades over 5,000 shares will incur a 1 cent per share charge for the entire trade. *Merrill Wrap Accounts charge customers a yearly fee based on assets. This information is subject to change.

The Fund may advertise information regarding the effects of periodic investment, including the principle of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in the Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not ensure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in the Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

             Systematic                   Share                     Shares
   Period    Investment                   Price                    Purchased
           ----------------               -----                    ---------
    1           $100                       $10                      10.000
    2           $100                       $12                       8.333
    3           $100                       $15                       6.666
    4           $100                       $20                       5.000
    5           $100                       $18                       5.555
    6           $100                       $16                       6.250
                ----                       ---                       -----
Total Invested  $600         Avg. Price $15.17         Total Shares 41.804

SHAREHOLDER INFORMATION

The Trust has an unlimited number of authorized shares of beneficial interest. The Board of Trustees may divide the authorized shares into an unlimited number of separate portfolios or series and may divide portfolios or series into classes of shares without shareholder approval. Currently, the Trust has one series (the "Fund"). Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Trust have equal rights with respect to voting, except that the holders of shares of the Fund will have the exclusive right to vote on matters affecting only the rights of the holders of the Fund. For example, holders of a particular investment portfolio will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to such investment portfolio. Shareholders of the investment portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Trust voting together for the election of trustees may elect all of the members of the Board of Trustees. In such event, the remaining holders cannot elect any members of the Board of Trustees.

The Trust will not normally hold annual shareholders' meetings. Under Delaware law and the Trust's By-laws, an annual meeting is not required to be held in any year in which the election of trustees is not required to be acted upon under the Investment Company Act. The Trust's By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Agreement and Declaration of Trust, may be called for any purpose or purposes by a majority of the Board of Trustees, the Chairman of the Board, the President, or the written request of the holders of at least

10% of the outstanding shares of the Fund entitled to be voted at such meeting to the extent permitted by Delaware law and the By-Laws of the Trust.

Currently, shareholders' voting rights are based on the number of shares that they own. Under the Declaration of Trust, the Board of Trustees has the authority to change the voting rights to a dollar-based voting system. Under a dollar-based voting system, each dollar of net asset value (number of shares of the Fund owned times its net asset value per share of such series or class, as applicable) is entitled to one vote on any matter on which those shares are entitled to vote and each fractional dollar amount is entitled to a proportionate fractional vote.

Each trustee serves until the next election of trustees and until the election and qualification of his or her successor or until such trustee sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Trust. In accordance with the Investment Company Act (i) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Delaware law provides that shareholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. To guard against this risk, the Fund's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification out of Fund property of any shareholder held personally liable for obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the portfolio is unable to meet its obligation. In light of Delaware law and the nature of the Trust's business, the Investment Manager believes that the risk of personal liability to shareholders is extremely remote.

As permitted under Delaware law, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust (including the Fund) is enforceable against the assets of that series only and not against the assets of the Trust generally or another series of the Trust.

As of November 5, 1999, Toronto Dominion Investments Inc. owned of record and beneficially approximately 3.5% of the Fund's outstanding shares.